UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or §240.14a-12
KELLOGG COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Shareowner Meeting to Be Held on April 28, 2017

Meeting Information
KELLOGG COMPANY	Meeting Type:	Annual Meeting
	For holders as of:	March 1, 2017
	Date: April 28, 2017	Time: 1:00 p.m., ET
Location: McCamly Plaza Hotel
50 Capital Avenue SW
Battle Creek, MI 49017
New for the 2017 Annual Meeting, you must register to attend the meeting in person; information is available in the Proxy Statement.
Listen to live webcast on http://investor.kelloggs.com.
POST OFFICE BOX 3599 ONE KELLOGG SQUARE BATTLE CREEK, MI 49016-3599
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE AND PROXY STATEMENT                2. ANNUAL REPORT/10-K

How to View Online:

Have the information that is printed in the box marked by the arrowà (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:          www.proxyvote.com
2) BY TELEPHONE:      1-800-579-1639
3) BY E-MAIL*:              sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowà  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2017 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Ballots will be available to shareowners attending the live meeting. To request an attendance ticket, go to the "Register for Meeting" link at www.proxyvote.com. Please check the meeting materials for any special requirements for meeting attendance. To obtain directions to the Annual Meeting, please contact Investor Relations at (269) 961-2800 or at investor.relations@kellogg.com. At the Annual Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrowà  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Shareholder Meeting Registration: To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com.

Voting Items

The Board of Directors recommends a vote FOR each of
the nominees for director in Proposal 1.

1.     Election of Directors (term expires 2020)
Nominees:
01) John Bryant    03) Richard Dreiling
02) Stephanie Burns    04) La June Montgomery Tabron

The Board of Directors recommends a vote FOR Proposals 2, 4 and 5.

2.     Advisory resolution to approve executive compensation.

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as Kellogg’s independent registered public accounting firm for fiscal year 2017.

5.     Approval of the Kellogg Company 2017 Long-Term Incentive Plan.

The Board of Directors recommends a vote of 1 YEAR on Proposal 3.

3.     Advisory vote on the frequency of holding an advisory vote on executive compensation.

The Board of Directors recommends a vote AGAINST Proposal 6.

6.     Shareowner proposal, if properly presented at the meeting, to amend proxy access.

NOTE: Also includes authorization of the named proxies to vote in their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof.